EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER OF AGENTIX CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Agentix Corp. for the quarter ended February 28, 2021, the undersigned, Rudy Mazzocchi, President and Chief Executive Officer of Agentix Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended February 28, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in such Quarterly Report on Form 10-Q for the quarter ended February 28, 2021 fairly presents, in all material respects, the financial condition and results of operations of Agentix Corp.

Date: March 29, 2021	By:	/s/ Rudy Mazzocchi
President and Chief Executive Officer
(principal executive officer, principal accounting officer and principal financial officer)